Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below have the same meaning as terms defined and included in the Proxy Statement/ Prospectus. In this section, the historical financial information presented for GPAC II is for Stardust Power Inc. (F/K/A Global Partners Acquisition Corporation Inc. II) adjusted to give effect to the Business Combination, Material Events, and related transactions. The unaudited pro forma condensed combined financial information is prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.”

GPAC II is a blank check company incorporated in November 2020 as a Cayman Islands exempted company for the purpose of effecting an initial business combination. Stardust Power, which was incorporated on March 16, 2023, is a development stage lithium refinery, designed to foster energy independence in the United States. While Stardust Power has not earned any revenue yet, Stardust Power is in the process of developing a strategically central, vertically integrated lithium refinery capable of producing up to 50,000 tons per annum of battery- grade lithium.

The unaudited pro forma condensed combined financial statements give effect to the Business Combination, and other events contemplated by the Business Combination Agreement as described in this Current Report on Form 8-K. The unaudited pro forma condensed combined balance sheet as of June 30, 2024, combines the historical unaudited consolidated balance sheet of Stardust Power with the historical unaudited balance sheet of GPAC II on a pro forma basis as if the Business Combination, and the other events contemplated by the Business Combination Agreement, summarized below, had been consummated as of June 30, 2024. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023, combines the historical audited consolidated statement of operations of Stardust Power, from inception, March 16, 2023, to December 31, 2023, and the historical audited statement of operations of GPAC II for the year ended December 31, 2023, as if the business combination, and other events contemplated by the Business Combination Agreement had been consummated on January 1, 2023, the beginning of the earliest period presented. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2024, combines the historical unaudited consolidated statement of operations of Stardust Power, and the historical unaudited statement of operations of GPAC II for the six months ended June 30, 2024, as if the business combination, and other events contemplated by the Business Combination Agreement had been consummated on January 1, 2024, the beginning of the earliest period presented:

●	the merger of Stardust Power with and into the Second Merger Sub, a wholly owned subsidiary of GPAC II, with Stardust Power surviving the merger as a wholly owned subsidiary of GPAC II;

●	the conversion of 3,000,000 shares of GPAC II Class B Ordinary Shares into 3,000,000 shares of Combined Company Common Stock in connection with the Business Combination in accordance with terms of the Business Combination Agreement;

●	the conversion of $5,200,000 of outstanding SAFE into 138,393 shares of Stardust Power Common Stock value prior to conversion and subsequent conversion into 636,918 shares of Combined Company Common Stock in connection with the Business Combination in accordance with the Per Share Exchange Amount as defined in the Business Combination Agreement; and

●

the conversion of $2,100,000 in cash into 55,889 shares of Stardust Power Common Stock in accordance with the terms of the Convertible Equity Agreements and subsequent conversion into 257,215 shares of Combined Company Common Stock in connection with the Business Combination in accordance with the Per Share Exchange Amount as defined in the Business Combination Agreement.

●	the issuance of 1,077,541 shares of Stardust Power Common Stock in exchange for $10,075,000 of cash in accordance with the terms of the PIPE subscription agreement in connection with the Business Combination.

The unaudited pro forma condensed combined financial statements have been prepared to illustrate the effect of the Closing of the Business Combination and has been prepared for informational purposes only. In addition, the unaudited pro forma condensed combined financial statements do not purport to project the future financial position or operating results of the Combined Company.

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The unaudited pro forma condensed combined financial information was derived from and should be read in conjunction with the following historical financial statements and the accompanying notes,:

●	audited historical financial statements of GPAC II as of and for the year ended December 31, 2023; included in Form 10-K filed with the SEC on March 19, 2024;

●	unaudited historical financial statements of GPAC II as of and for the six months ended June 30, 2024; included in the Form 10-Q filed with the SEC on August 14, 2024;

●	audited historical consolidated financial statements of Stardust Power for the period from March 16, 2023 (inception) through December 31, 2023; included in the registration statement on Form S-4/A filed with the SEC on May 8, 2024

●	unaudited historical financial statements of Stardust Power as of and for the six months ended June 30, 2024; set forth in Exhibit 99.2 hereto and is incorporated herein by reference and

●	other information relating to GPAC II and Stardust Power included in the registration statement on Form S-4/A filed with the SEC on May 8 2024, including the Business Combination Agreement and the description of certain terms thereof and the financial and operational condition of GPAC II and Stardust Power (see “Proposal No. 1—The Business Combination Proposal,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of GPAC II,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Stardust Power”).

Description of the Business Combination

On November 21, 2023, the Company entered into a business combination agreement (the “Business Combination Agreement”) with Global Partner Acquisition Corp II (“GPAC II”), a Cayman Islands exempted company, Strike Merger Sub I, Inc. (“First Merger Sub”), a Delaware corporation and direct wholly-owned subsidiary of GPAC II, Strike Merger Sub II (“Second Merger Sub”), LLC, a Delaware limited liability company and direct wholly-owned subsidiary of GPAC II.

On July 8, 2024, the Company completed the merger. GPAC II deregistered as a Cayman Islands exempted company and domesticated as a Delaware corporation. As per the Business Combination Agreement, First Merger Sub merged into the Company, with the Company being the surviving corporation. Following the First Merger, the Company merged into Second Merger Sub, with Second Merger Sub being the surviving entity. Upon the merger, GPAC II was renamed as Stardust Power Inc. (“the Combined Company”), with the ticker symbol “SDST”.

As per the Business Combination Agreement:

●	Each share of Stardust Power Common Stock issued and outstanding immediately prior to the first effective time converted into the right to receive the number of GPAC II common stock equal to the merger consideration divided by the number of shares of the Company fully-diluted stock.
●	Each outstanding Stardust Power Option, whether vested or unvested, automatically converted into an option to purchase a number of shares of GPAC II common stock equal to the number of shares of GPAC II Common Stock subject to such Stardust Power Option immediately prior to the first effective time multiplied by the per share consideration.

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●	Each share of Stardust Power Restricted Stock outstanding immediately prior to the first effective time converted into a number of shares of GPAC II common stock equal to the number of shares of Stardust Power common stock subject to such Stardust Power restricted stock multiplied by the per share consideration.
●	Additionally, GPAC II will issue five million shares of GPAC II common stock to the holders of Stardust Power as additional merger consideration in the event that prior to the eighth (8th) anniversary of the closing of the Business Combination, the volume-weighted average price of GPAC II common stock is greater than or equal to $12.00 per share for a period of 20 trading days in any 30-trading day period or there is a change of control.
●	Immediately prior to the closing of the business combination, the SAFEs automatically converted into the 138,393 shares of common stock of Stardust Power.
●	Immediately prior to the closing of the business combination, the convertible notes automatically converted into 55,889 shares of common stock of the Stardust Power.
●	The Combined Company issued 1,077,541 shares of Combined Company Common Stock in exchange for $10,075,000 of cash in accordance with the terms of the Private Placement Agreement (PIPE) in connection with the Business Combination.

The Company’s basis of presentation within these unaudited condensed consolidated financial statements do not reflect any adjustments as a result of the Business Combination closing. The Business Combination will be accounted for as a reverse recapitalization. Under this method of accounting, GPAC II will be treated as the acquired company for financial statement reporting purposes

As previously announced, GPAC II and Stardust Power entered into the Business Combination Agreement, dated as of November 21, 2023, as amended by the Amendment No. 1 thereto, dated as of April 24, 2024, and Amendment No. 2 thereto, dated as of June 20, 2024 (as amended, the “Business Combination Agreement”). On January 12, 2024, in connection with the Business Combination, GPAC II first filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (No. 333-276510) (as amended, the “Registration Statement”) containing a joint proxy statement/consent solicitation statement/prospectus of GPAC II (such proxy statement/consent solicitation statement/prospectus in definitive form, the “Definitive Proxy Statement”), which Registration Statement was declared effective by the SEC on May 22, 2024, and GPAC commenced mailing the Definitive Proxy Statement, which was filed with the SEC on May 22, 2024.

As contemplated by the Merger Agreement and described in the section titled “Proposal No. I - The Business Combination ProposaI” of the Definitive Proxy Statement, the Closing of the Business Combination was effected on July 8, 2024. GPAC II changed its jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”), upon which GPAC II changed its name to “Stardust Power Inc.” prior to the closing of the below mentioned business combination. Pursuant to the Business Combination Agreement, the First Merger Sub was merged with and into Stardust Power, with Stardust Power being the surviving corporation (which is sometimes hereinafter referred to for the periods at and after the First Effective Time as the “Surviving Company”) following the First Merger and the separate corporate existence of First Merger Sub ceased. The First Merger was consummated in accordance with the Business Combination Agreement and the DGCL and evidenced by a certificate of merger, with such First Merger being consummated upon filing of the First Certificate of Merger. Promptly following the First Merger and as a part of the same overall transaction as the First Merger, the Surviving Company was merged with and into Second Merger Sub, with Second Merger Sub being the surviving entity (which is sometimes hereinafter referred to for the periods at and after the Second Effective Time as the “Surviving Entity”) and the separate corporate existence of the Surviving Company ceased. The Second Merger was consummated in accordance with the Business Combination Agreement, the DGCL and the DLLCA and evidenced by a certificate of merger, with such Second Merger being consummated upon filing of the Second Certificate of Merger. The effects of this merger and Domestication have been reflected in the Transaction Accounting Adjustments below, specifically adjustments C and D.

Immediately prior to the Closing of the Business Combination, $5,200,000 of outstanding SAFE Notes and $2,100,000 in Convertible Equity Agreements were converted into 138,393 and 55,889 shares of Stardust Power Common Stock, respectively, prior to conversion and subsequent conversion into 636,918 and 257,215 shares of Combined Company Common Stock, respectively, in connection with the Business Combination in accordance with the Per Share Exchange Amount as defined in the Business Combination Agreement.

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In addition, concurrent to the consummation of the Business Combination, the $10,075,000 of PIPE proceeds was converted into 1,077,541 shares of Stardust Power Common Stock in accordance with the terms of the PIPE subscription agreement.

In accordance with the terms and subject to the conditions of the Business Combination Agreement, each share of common stock of Stardust Power, par value $0.00001 per share (“Stardust Power Common Stock”), issued and outstanding immediately prior to the First Effective Time other than any Cancelled Shares and Dissenting Shares, were converted into the right to receive the number of shares of GPAC II Common Stock equal to the Merger Consideration (as defined below) divided by the number of shares of Company Fully-Diluted Stock (as defined below) (the “Per Share Consideration”). The Merger Consideration means the aggregate number of GPAC II Common Stock equal to (i) $447.50 million (subject to certain adjustments as set forth in the Business Combination Agreement, including with respect to certain transaction expenses and the cash and debt of Stardust Power) divided by (ii) $10.00. Company Fully-Diluted Stock means the sum of (without duplication) (x) the aggregate number of shares of Stardust Power Common Stock issued and outstanding immediately prior to the First Effective Time, including without limitation any restricted stock of Stardust Power whether vested or unvested (the “Stardust Power Restricted Stock”), plus (y) the aggregate number of shares of Stardust Power Common Stock issuable upon exercise of all vested and unvested options of Stardust Power (“Stardust Power Options”) as of immediately prior to the effective time of the First Merger but, for the avoidance of doubt, excluding any unissued Stardust Power Options, plus (z) the number of shares of Stardust Power Common Stock issuable upon the SAFE Conversion (as defined therein). Based on the above definition, each share of Stardust’ existing common stock was converted into approximately 4.60 shares of New Stardust Class A Common Stock. Additionally, each share of Stardust common stock will receive Earn Out Shares based on an exchange ratio of approximately 1:9 (the “Earn Out Exchange Amount”). The vesting of Earn Out Shares is contingent on the trading price of New Stardust Class A Common Stock exceeding certain trading price thresholds, as further described below.

In accordance with the terms and subject to the conditions of the Business Combination Agreement, (i) each outstanding Stardust Power Option, was automatically converted into an option to purchase a number of shares of Combined Company Common Stock equal to the number of shares of Combined Company Common Stock subject to such Stardust Power Option immediately prior to the First Effective Time multiplied by the Per Share Consideration at an exercise price per share equal to the exercise price per share of Stardust Power Common Stock divided by the Per Share Consideration, subject to certain adjustments (the “Exchanged Company Option”) and (ii) each share of Stardust Power Restricted Stock outstanding immediately prior to the First Effective Time was converted into a number of shares of GPAC II Common Stock equal to the number of shares of Stardust Power Common Stock subject to such Stardust Power Restricted Stock multiplied by the Per Share Consideration (rounded down to the nearest whole share) (the “Exchanged Company Restricted Common Stock”). Except as provided in the Business Combination Agreement, the terms and conditions (including vesting and exercisability terms, as applicable) shall continue as were applicable to the corresponding former Stardust Power Option and Stardust Power Restricted Common Stock, as applicable, immediately prior to the First Effective Time.

Additionally, holders of Stardust options and holders of Stardust restricted stock units will have the right to receive Earn Out options and RSUs respectively, with the number of Earn Out options and RSUs determined by multiplying the number of Stardust options and restricted stock units, respectively by the Earn Out Exchange Amount.

On May 22, 2024, GPAC II filed the Definitive Proxy Statement for the solicitation of proxies in connection with a special meeting (the “Business Combination Meeting”) to approve the Business Combination Agreement and the Business Combination contemplated thereby. The Business Combination Meeting was held on June 27, 2024, whereby GPAC II’s stockholders approved the Business Combination Agreement and the consummation of the transactions to effectuate the Closing of the Business Combination. In connection with the vote to approve the Business Combination Agreement and the Business Combination contemplated thereby, the holders of 1,657,158 shares of GPAC II’s Class A Ordinary shares exercised their right to redeem the shares for cash at an aggregate redemption price of $18.8 million, calculated using the actual redemption price of approximately $11.38 per share.

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The following summarizes the pro forma Combined Company’s voting Ordinary Shares issued and outstanding immediately after the Closing of the Business Combination:

	Shares	%
Stardust Power rollover equity (2)(3)(4)	44,418,890	91.10%
Non-Redemption Shares	127,777	0.25%
GPAC II public shareholders(5)	137,427	0.28%
Sponsor(6)(7)	3,000,000	6.16%
PIPE	1,077,541	2.21%

Total Shares Outstanding	48,761,635	100%

(1)	The pro forma combined shares ownership outstanding immediately at the Closing of the Business Combination.

(2)	Includes nine shareholders, whose shares are not subject to lock-up or transfer restrictions.

(3)	Includes (i) 894,132 shares of GPAC II Common Stock issued in exchange for shares of Stardust Power Common Stock with the conversion of the SAFEs and Convertible Equity Agreements and (ii) 4,635,836 shares of GPAC II Common Stock issued in accordance with the Business Combination Agreement underlying the Exchanged Company Restricted Common Stock.

(4)	Excludes 5,000,000 Stardust Power Earnout Shares (as defined in the Business Combination Agreement).

(5)	Excludes 4,990,786 Public Warrants that shall convert automatically into a whole warrant exercisable for one share of Combined Company Common Stock.

(6)	Excludes 5,566,667 Private Placements Warrants that shall convert automatically into a whole warrant exercisable for one share of Combined Company Common Stock.

(7)	Excludes 1,000,000 Sponsor Earnout Shares. (as defined in the Business Combination Agreement)

Accounting Treatment of the Transaction

The business combination has been accounted for as a reverse recapitalization in accordance with U.S. GAAP because Stardust Power has been determined to be the accounting acquirer. Under this method of accounting, GPAC II, which is the legal acquirer, is treated as the accounting acquiree for financial reporting purposes and Stardust Power, which is the legal acquiree, is treated as the accounting acquirer for financial reporting purposes. Accordingly, the consolidated assets, liabilities and results of operations of Stardust Power has become the historical financial statements of the Post-Closing Company, and GPAC II’s assets, liabilities and results of operations has been consolidated with Stardust Power’s beginning on the Closing Date. For accounting purposes, the financial statements of the Combined Company represents a continuation of the financial statements of Stardust Power with the business combination being treated as the equivalent of Stardust Power issuing stock for the net assets of GPAC II, accompanied by a recapitalization. The net assets of GPAC II have been stated at historical cost and no goodwill or other intangible assets have been recorded. Operations prior to the Business Combination are presented as those of Stardust Power in future reports of the Combined Company.

Stardust Power was determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

●	Stardust Power shareholders have the majority voting interest in the Combined Company immediately after the Business Combination;

●	Stardust Power’s operations prior to the acquisition comprise the only ongoing operations of the Combined Company;

●	Stardust Power’s senior management comprise the senior management of the Combined Company;

●	The Combined Company assumed Stardust Power’s name; and

●	Stardust Power’s headquarters became the Combined Company’s headquarters.

Other factors were considered but they would not change the preponderance of factors indicating that Stardust Power is the accounting acquirer.

Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements are described in the accompanying notes. The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only. Further, the unaudited pro forma condensed combined financial statements do not purport to project the future operating results or financial position of the Combined Company following the completion of the Business Combination. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

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Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2024

			Actual redemption
	Global Partner Acquisition Corp II	Stardust Power Inc.	Transaction Accounting Adjustment		Pro Forma Combined

ASSETS
Current assets
Cash	-	641,966	1,563,683	A,C	3,167,098
	-	-	(1,562,834)	F	-
	-	-	(7,550,717)	G	-
	-	-	10,075,000	J
Prepaid expenses and other current assets	405,000	3,055,879	(2,829,196)	H	631,683
Total current assets	405,000	3,697,845	(304,064)		3,798,781
Cash held in the trust account	1,531,000	-	(1,531,000)	A	-
Pre-acquisition land costs	-	835,219	(100,000)	K	735,219
Land	-	-	1,662,030	K	1,662,030
Non-current investment	-	105,884	-		105,884
Computer and equipment, net	-	8,883	-		8,883
Total assets	1,936,000	4,647,831	(273,034)		6,310,797

LIABILITIES, COMMITMENT AND CONTINGENCIES AND
STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable and other current liabilities	1,937,000	3,311,368	(3,923,258)	G,K	1,325,110
Promissory note – related party	755,000	-	(755,000)	F	-
Extension promissory notes – related party	3,372,000	-	(3,372,000)	F	-
Accrued liabilities	5,730,000	-	3,162,562	G	8,892,562
Short term loan	-	24,824	-		24,824
Current portion of early exercised shares option liability	-	3,889	-		3,889
Total current liabilities	11,794,000	3,340,081	(4,887,696)		10,246,385
Warrant liability	1,906,000	-	(5,658)	F	1,900,342
Deferred underwriting commission	10,500,000	-	(10,500,000)	E	-
SAFE notes	-	6,367,200	(6,367,200)	D	-
Convertible notes	-	2,571,400	-		-
	-	-	(2,571,400)	D	-
Other long-term liabilities	-	79,563	84,400	I	163,963
Total liabilities	24,200,000	12,358,244	(24,247,554)		12,310,690

Commitments and contingencies
Class A ordinary shares subject to possible redemption	1,531,000	-	32,683	A	-
			(1,563,683)	C
Stockholders’ equity (deficit)
Common stock	-	87	(87)	D	-
Preference shares	-	-	-		-
Class A ordinary shares	-	-	-	C	4,878
			300	C
			13	M
			4,442	D
			108	J
			15	L
Class B ordinary shares	1,000	-	(1,000)	C	-
Additional paid in capital	-	176,660	(23,796,000)	B	3,160,159
			1,564,383	C
			8,934,244	D
			10,500,000	E
			2,569,824	F
			(84,400)	I
			(5,227,990)	G
			(2,829,196)	H
			10,074,892	J
			(15)	L
			1,277,757	M
Accumulated other comprehensive income	-	-	-		-
Accumulated deficit	(23,796,000)	(7,887,160)	22,518,230	B,M	(9,164,930)

Total stockholders’ equity (deficit)	(23,795,000)	(7,710,413)	25,505,520		(5,999,893)
Total liabilities and stockholders’ equity (deficit)	1,936,000	4,647,831	(273,034)		6,310,797

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Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2023

		Stardust Power Inc.	Actual redemption
	Global Partner Acquisition Corp II	(Inception March 16, 2023 to December 31, 2023)	Transaction Accounting Adjustment		Pro Forma Combined

Revenue	-	-	-		-
General and administrative expenses	5,230,000	2,675,698	6,180,712	DD, FF	14,086,410
Settlement and release of liabilities	(2,961,000)	-	-		(2,961,000)
Income (loss) from operations	(2,269,000)	(2,675,698)	(6,180,712)		(11,125,410)

Other income (expense):
Income from cash and investments held in the trust account	2,278,000	-	(2,278,000)	AA	-
Write-off contingent warrants associated with shares redeemed	130,000	-	-		130,000
Change in fair value of warrant liability	-	-	(931,000)	CC	(931,000)
Change in fair value of SAFE instruments	-	(212,200)	212,200	BB	-
Change in fair value of equity notes	-	18,556	-		18,556
SAFE note issuance costs	-	(466,302)	-		(466,302)
Other transaction adjustments	-	(450,113)	2,564,355	EE	2,114,242
Depreciation	-	-	-		-
Interest expense	-	(7,828)	-		(7,828)
Net unrealized (loss) gain on available-for-sale securities	-	-	-		-
Total other income (expense)	2,408,000	(1,117,887)	(432,445)		857,668
Net income (loss)	139,000	(3,793,585)	(6,613,157)		(10,267,742)

Basic and diluted		$(0.43)
Net income per Class A ordinary share - basic and diluted	$0.01
Net income per Class B ordinary share - basic and diluted	$0.01
Pro forma weighted average shares outstanding basic and diluted					45,417,149
Pro forma basic and diluted net (loss) per share					$(0.23)

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Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six months Ended June 30, 2024

			Actual redemption
	Global Partner Acquisition Corp II	Stardust Power Inc. (Jan 1, 2024 to June 30, 2024)	Transaction Accounting Adjustment		Pro Forma Combined

Revenue	-	-	-		-
General and administrative expenses	3,553,000	2,502,425	3,114,331	DD, FF	9,169,756
Settlement and release of liabilities	-	-	-		-
Income (loss) from operations	(3,553,000)	(2,502,425)	(3,114,331)		(9,169,756)

Other income (expense):
Income from cash and investments held in the trust account	488,000	-	(488,000)	AA	-
Write-off contingent warrants associated with shares redeemed	-	-	-		-
Change in fair value of warrant liability	(1,569,000)	-	5,658	CC	(1,563,342)
Change in fair value of SAFE instruments	-	(955,000)	955,000	BB	-
Change in fair value of equity investments	-	(471,400)	-		(471,400)
SAFE note issuance costs	-	-	-		-
Other transaction adjustments	-	(2,078)	2,564,355	EE	2,562,277
Depreciation	-	-	-		-
Interest expense	-	(162,672)	-		(162,672)
Net unrealized (loss) gain on available-for-sale securities	-	-	-		-
Total other income (expense)	(1,081,000)	(1,591,150)	3,037,013		364,863
Net income (loss)	(4,634,000)	(4,093,575)	(77,318)		(8,804,893)

Basic and diluted		$(0.47)
Net income per Class A ordinary share - basic and diluted	$(0.49)
Net income per Class B ordinary share - basic and diluted	$(0.49)
Pro forma weighted average shares outstanding basic and diluted					45,417,149
Pro forma basic and diluted net (loss) per share					$(0.19)

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1.	Basis of Presentation

The Business Combination has been accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, GPAC II, who is the legal acquirer, is treated as the accounting acquiree for financial reporting purposes and Stardust Power, which is the legal acquiree, is treated as the accounting acquirer for financial reporting purposes.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by final rule, Release No. 33—10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses”. Release No. 33—10786 replaces existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and the option to present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management Adjustments”). Management has elected not to present Management Adjustment’s and has only presented Transaction Accounting Adjustments in the following unaudited pro forma condensed combined financial information.

The pro forma adjustments reflecting the completion of the business combination and related transactions are based on currently available information and assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination and related transactions based on information available to management at the current time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

They should be read in conjunction with the historical financial statements and notes thereto of GPAC II and Stardust Power.

2.	Accounting Policies

Management is undertaking a comprehensive review of GPAC II’s and Stardust Power’s accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the Combined Company. Based on its initial analysis, management did not identify differences that would have a material impact on the unaudited pro forma condensed combined financial information.

3.	Transaction Accounting and Material Event Adjustments

Transaction Accounting and Material Event Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2024

A.	Reflects the reclassification of $1,563,683 of cash held in trust account, after reversal of redemptions of 2,877 shares at $11.38 per share, post June 30, 2024.

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B.	Reflects the reclassification of GPAC II’s historical accumulated deficit into additional paid-in capital as part of the reverse recapitalization.

C.	Reflects the exercise of GPAC II Shareholders redemption rights, the Class A Ordinary Shares. It amounts to 1,657,158 shares, of Class A Ordinary Shares redeemed for cash by GPAC II Shareholders, $18,860,466 respectively have been paid out in cash at a price of $11.38, and subsequently 137,427 Class A shares converted in to Combined Company Common Stock reflected as an adjustment to Class A Combined Company common Stock of $11.38 (to present the par value) and additional paid in capital ( the balance impact).

For the remaining 3.5 million Class B Sponsor shares which are forfeited per the terms of the Transaction, an adjustment of $350 to additional paid-in capital has been recorded to present the impact of the forfeiture. All remaining Class B shares is converted in to Combined Company Common Stock reflected as an adjustment to Class A Combined Company common Stock of $300 (to present the par value) and additional paid in capital ( the balance impact).

D.	Reflects the conversion and exchange of Stardust Power’s common stock, including the conversion of the SAFE and convertible Notes, into Combined Company Common Stock upon Closing.

E.	Reflects the waiver of the $10,500,000 of deferred underwriting commission previously included in GPAC II’s historical financial statements. See, “Information about GPAC II—Waiver of Deferred Underwriting Fees” in the registration statement on Form S-4/A filed with SEC on May 8 2024 for more information.

F.	Reflects the settlement of the GPAC II related party promissory notes of $4,127,189 at Closing per the terms whereby loans made by the Sponsor or any of its affiliates to GPAC II in an amount of $1,562,834 will be repaid in cash, with the balance being waived. The entry also reflects the impact of 5,658 related to the revaluation of the Private Placement warrants presented in historical financial statements to present them at current fair value of warrants of $0.18 per warrant, with the corresponding impact booked to additional paid in capital.

G.	Reflects the impact of an aggregate of approximately $12,778,707 of estimated legal, financial advisory and other professional fees related to the Business Combination. The costs of the Business Combination related to the legal, financial advisory, accounting, and other professional fees of approximately $12,778,707 is reflected as an adjustment to cash of $7,550,717, accrued liabilities (net of payment of additional liabilities set up of $5,227,990), other current liabilities of $2,065,429 for costs accrued in historical financial statements, $5,485,288 for amounts presented as accounts payable in historical financial statements with a corresponding offset to APIC of $5,227,990 to reflect the deferral of transaction costs directly related to this merger.

H.	Reflects the reclassification of an aggregate of approximately $2,829,196 of estimated legal, financial advisory and other professional fees related to the Business Combination, currently reflected from prepaid and other current assets to APIC of $2,829,196 to reflect the deferral of transaction costs directly related to this merger.

I.	Reflects the impact of the adjustment to reflect the estimated fair value of the Sponsor Earnout Shares liability of $84,400.

J.	Reflects the receipt of $10,075,000 of PIPE proceeds resulting in issuance of 1,077,541 shares with the corresponding impact of $108 in combined company common stock and the balance impact being booked to APIC.

K.	Reflects the impact of the agreement to purchase the land for the refinery site for an additional $1,562,030, with a corresponding impact to accounts payable that is expected to be paid out from the cash balance that the Company would have on hand at year end. Further this also reflects the reclassification of the advance paid for this land, currently presented as pre-acquisition land costs, to the long- lived asset.

L.	Reflects issuance of 150,000 shares of common stock post-closing of the transaction to advisors (bankers) for their services.

M.	Reflects the issuance of the number of shares of Combined Company Common Stock, as consideration for the Non-Redemption Agreements (“NRA”) agreeing not to redeem or to reverse any redemption demands previously submitted in connection with the 2024 Extension Amendment Proposal, that will convert into an aggregate of 127,777 of the Combined Company at a fair value of $10.00 per share after the Closing for a total of $1,277,770. The shares are fully vested, nonforfeitable equity instruments upon issuance to NRA Stockholders and in connection with the January NRA that included no further obligation after entering into the NRA. Stardust Power recognized the issuance of the Combined Company Common Stock as general & administrative expense in accordance with ASC 718-10.

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Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2023

AA.	Reflects the elimination of interest income related to the Trust Account, as the trust account is closed on closing of the Business Combination.

BB.	Reflects the adjustment to the fair valuation impact of SAFE notes, as it has been converted on closing of the Business Combination.

CC.	Reflects the adjustment for revaluation of 10,566,602 Public and Private Placement Warrants presented in GPAC II historical financial statements.

DD.	Reflects the issuance of the number of shares of Combined Company Common Stock, as consideration for the Non-Redemption Agreements (“NRA”) agreeing not to redeem or to reverse any redemption demands previously submitted in connection with the 2024 Extension Amendment Proposal, that will convert into an aggregate of 127,777 of the Combined Company at a fair value of $10.00 per share after the Closing as if the Business Combination is considered effective on January 1, 2023 for a total expense of $1,277,770. The shares are fully vested, nonforfeitable equity instruments upon issuance to NRA Stockholders and in connection with the January NRA that included no further obligation after entering into the NRA. Stardust Power recognized the issuance of the Combined Company Common Stock as general & administrative expense in accordance with ASC 718-10

EE.	Reflects the adjustment for forgiveness of related party notes

FF.	Reflects additional transaction costs of $4.9 million incurred by GPAC

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2024

AA.	Reflects the elimination of interest income related to the Trust Account, as the trust account is closed as of the Closing of the Business Combination.

BB.	Reflects the adjustment to the fair valuation impact of SAFE and convertible notes, as it has been converted upon the Closing the Business Combination.

CC.	Reflects the adjustment for revaluation of 10,557,453 Public and Private Placement Warrants presented in GPAC II historical financial statements.

DD.	Reflects the issuance of the number of shares of Combined Company Common Stock, as consideration for the Non-Redemption Agreements (“NRA”) agreeing not to redeem or to reverse any redemption demands previously submitted in connection with the 2024 Extension Amendment Proposal, that will convert into an aggregate of 127,777 of the Combined Company at a fair value of $10.00 per share after the Closing as if the Business Combination is considered effective on January 1, 2023 for a total expense of $1,277,770. The shares are fully vested, nonforfeitable equity instruments upon issuance to NRA Stockholders and in connection with the January NRA that included no further obligation after entering into the NRA. Stardust Power recognized the issuance of the Combined Company Common Stock as general & administrative expense in accordance with ASC 718-10

EE.	Reflects the adjustment for forgiveness of related party notes

FF.	Reflects additional transaction costs of $1.8 million incurred by GPAC.

4.	Loss per Share

The table below illustrates the net loss per share attributable to common stockholders calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the

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Business Combination, assuming the shares were outstanding since January 1, 2023. As the Business Combination is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable in connection with the Business Combination have been outstanding for the entire period presented.

The unaudited pro forma condensed combined financial information has been prepared for the year ended December 31, 2023, and six months ended June 30, 2024:

	From March 16, 2023 (Inception) to December 31, 2023	Six months ended June 30, 2024

Pro forma net loss	$(10,267,742)	$(8,804,893)
Weighted-average shares outstanding	45,417,149	45,417,149
Pro forma net loss per share, basic and diluted	$(0.23)	$(0.19)
Pro forma weighted-average shares calculation, basic and diluted:
Stardust Power rollover equity(1)	41,074,404	41,074,404
Non-Redemption Shares	127,777	127,777
GPAC II Public shareholders	137,427	137,427
PIPE Investors	1,077,541	1,077,541
Sponsor	3,000,000	3,000,000
	45,417,149	45,417,149

The following outstanding shares of the Combined Company were excluded from the computation of pro forma diluted net loss per share because including them would have had an antidilutive effect for the year ended December 31, 2023, and six months ended June 30, 2024:

	From March 16, 2023 (Inception) to December 31, 2023	Six months ended June 30, 2024
Public warrants	4,999,935	4,990,786
Private placement warrants	5,566,667	5,566,667
Stardust Power earnout shares	5,000,000	5,000,000
Excluded Stardust Power rollover equity	3,344,486	3,344,486
Sponsor earnout shares	1,000,000	1,000,000
Other Shareholders	150,000	150,000

	20,061,088	20,051,939

(1)	Stardust Power rollover equity adjusted for 3,344,486 unvested shares, which relates to early exercised shares, which although considered an issued share and considered as part of the shares issued to Stardust shareholders, is not considered as an issued share for EPS computation purposes under ASC 260-10 and hence excluded from the calculation.

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